SUPPLEMENT DATED JUNE 19, 2009
TO THE PROSPECTUS FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
DATED MAY 1, 2009
(As Supplemented on May 4, 2009 and May 21, 2009)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

Upcoming Fund Actions

On June 8, 2009, the Board of Directors for Principal Variable Contracts Funds, Inc. approved the following proposal: acquisition of the assets of the MidCap Stock Account by the MidCap Blend Account. The proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of Principal Variable Contracts Funds, Inc. tentatively scheduled for October 2009. Additional information about the proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders in September 2009.

ACCOUNT DESCRIPTIONS

Fees and Expenses

Add the following paragraph to the Fees and Expenses section on page 5:

The Annual Account Operating Expenses tables in the prospectus reflect fees and expenses based on expenses incurred during fiscal year ended December 31, 2008 and average net assets for the period January 1, 2009 through March 31, 2009. Decline in Accounts’ average net assets, as a result of market volatility or other factors, could increase the Fund’s expense ratio. Significant declines in an Account’s net assets will increase your Account’s total expense ratio, likely significantly. An Account with a higher expense ratio means you could pay more if you buy or hold shares of the Account. An updated expense ratio can be found on www.principalfunds.com following the filing of the semi-annual report no later than August 29 of each year.

SMALLCAP GROWTH ACCOUNT II

On or about July 14, 2009, UBS Global Asset Management (Americas) Inc. will no longer be a sub-advisor to the SmallCap Growth Account II.

MANAGEMENT OF THE FUNDS

The Sub-Advisors

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

On or about July 14, 2009, UBS Global AM will no longer be a sub-advisor to the SmallCap Growth Account II.